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                                                              EXHIBIT 10.23(b-1)

              Third Amendment to Technology Cross-License Agreement

     ADVANCED MICRO DEVICES, INC. ("AMD") and FUJITSU LIMITED ("Fujitsu") have agreed upon this Amendment to the Technology Cross-License Agreement between the parties dated March 26, 1993 ("Agreement") and other documents related thereto

     1. The First Amendment To Technology Cross-License Agreement dated September 1, 1996, the letter entitled "RE First Amendment to Technology Cross-License Agreement" dated May 22, 1997 and the Second Amendment to Technology Cross-License Agreement dated March 20, 1998 are hereby terminated in their entirety.

     2. *****

     3. *****

     4. *****

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     5. The following ***** are designated as *****

        *****

     6. The parties agree, upon request by one of them, to review the ***** for the purpose of making changes thereto Notwithstanding, all changes to the ***** must be agreed to, in writing, by AMD and Fujitsu

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties cause this Third Amendment to be executed by their duly authorized representatives to be effective as of April 2, 2001.
                                                            -------



ADVANCED MICRO DEVICES INC.               FUJITSU LIMITED


        /s/ Walid Maghribi                         /s/ K. Shirai
------------------------------------      --------------------------------------

By       Walid Maghribi                   By       Kazunari Shirai
   ---------------------------------         -----------------------------------
Title    President, Memory Group          Title    Executive Vice President &
      ------------------------------            --------------------------------
                                                   Group President, Electronic
                                                --------------------------------
                                                   Devices Group
                                                --------------------------------